SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):                   MAY 10, 1999
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                           FINOVA CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                     1-7543                    94-1278569
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(State or Other Jurisdiction        (Commission              (I.R.S. Employer
       of Incorporation)            File Number)            Identification No.)



1850 NORTH CENTRAL AVENUE, P. O. BOX 2209, PHOENIX, ARIZONA          85004-2209
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code:                602/207-6900
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Item 5.  Other Events.

         FINOVA Capital Corporation announced revenues, net income and selected financial data and ratios for the first quarter ended March 31, 1999 (unaudited).

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits:


               Exhibits                               Title
               -----------    --------------------------------------------------

               28             Press  Release of FINOVA Capital Corporation dated
                              May 10, 1999

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                           FINOVA CAPITAL CORPORATION

                                                  (Registrant)



Dated:  May 10, 1999           By        /S/ BRUNO A. MARSZOWSKI
                                 -----------------------------------------------
                                  Bruno A. Marszowski, Senior Vice President,
                                  Chief Financial Officer and Controller
                                  Principal Financial Officer/Authorized Officer

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